SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

[ X ] Filed by the registrant

[   ] Filed by a party other than the registrant


Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))

[ X ] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                           HUDSON RIVER BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                     [HUDSON RIVER BANCORP, INC. LETTERHEAD]


                                                               November 13, 1998

Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of Hudson River Bancorp, Inc.(the "Company"), we cordially invite you to attend a Special Meeting of Stockholders of the Company. The meeting will be held at 3:00 p.m., Eastern time, on January 5, 1999 at the St. Charles Hotel and Restaurant located at 16 Park Place, Hudson, New York.

         An important aspect of the meeting process is the stockholder vote on corporate business items. We urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to consider and vote upon the proposals to ratify the adoption of the 1998 Stock Option and Incentive Plan and the 1998 Recognition and Retention Plan. The Board of Directors has carefully considered both of these proposals and believes that their approval will enhance the ability of the Company to recruit and retain quality directors and management. Accordingly, your Board of Directors unanimously recommends that you vote "For" both of the proposals.

         We encourage you to attend the meeting in person. Whether or not you plan to attend, please read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the accompanying postage prepaid return envelope as promptly as possible. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.

                                           Sincerely,

                                           Carl A. Florio
                                           President and Chief Executive Officer

                           HUDSON RIVER BANCORP, INC.
                             One Hudson City Centre
                             Hudson, New York, 12534
                                 (518) 828-4600

                              --------------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          To be held on January 5, 1999

         Notice is hereby given that a Special Meeting of Stockholders (the "Special Meeting") of Hudson River Bancorp, Inc. (the "Company") will be held at the St. Charles Hotel & Restaurant located at 16 Park Place, Hudson, New York, on January 5, 1999 at 3:00 p.m., Eastern time.

         A Proxy Card and Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

         1. The ratification of the adoption of the Company's 1998 Stock Option and Incentive Plan;

         2. The ratification of the adoption of the Company's 1998 Recognition and Retention Plan; and

such other business as may properly come before the Special Meeting or any adjournment thereof. The Board of Directors is not aware of any such other business.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on November 5, 1998 are the stockholders entitled to vote at the Meeting and any adjournments thereof. A list of stockholders entitled to vote at the Special Meeting will be available for inspection at One Hudson City Centre, Hudson, New York, for a period of ten days prior to the Special Meeting and will also be available at the Special Meeting.

         You are requested to complete and sign the enclosed form of Proxy which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The Proxy will not be used if you attend and vote at the Meeting in person.


                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              Earl Schram, Jr.
                                              Chairman of the Board

Hudson, New York
November 13, 1998

--------------------------------------------------------------------------------
             YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU
           VOTE FOR RATIFICATION OF THE ADOPTION OF THE COMPANY'S 1998
           STOCK OPTION AND INCENTIVE PLAN AND FOR THE COMPANY'S 1998
                  RECOGNITION AND RETENTION PLAN BY COMPLETING
      THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ENCLOSED POSTAGE-PAID
           ENVELOPE AS SOON AS POSSIBLE. YOUR VOTE IS VERY IMPORTANT.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                           HUDSON RIVER BANCORP, INC.

                             One Hudson City Centre
                             Hudson, New York, 12534


          SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 5, 1999

                               PURPOSE OF MEETING


         This Proxy Statement is being furnished to you in connection with the solicitation on behalf of the Board of Directors of Hudson River Bancorp, Inc. (the "Company") of the proxies to be voted at the Special Meeting of Stockholders (the "Special Meeting") of the Company to be held at the St. Charles Hotel & Restaurant located at 16 Park Place, Hudson, New York, 12534, on January 5, 1999 at 3:00 p.m., Eastern time, and at any adjournments thereof. The accompanying Notice of Meeting and this Proxy Statement are first being mailed to stockholders on or about November 13, 1998. Certain information provided herein relates to Hudson River Bank & Trust Company (the "Bank"), a wholly owned subsidiary and predecessor of the Company. The Special Meeting is being held for the purpose of considering and ratifying the adoption of the Company's 1998 Stock Option and Incentive Plan (the "Stock Option Plan") and the Company's 1998 Recognition and Retention Plan (the "RRP").

Vote Required and Proxy Information

         All shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the proposals set forth in this Proxy Statement. The Company does not know of any matters, other than those described in the Notice of Special Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

         Proposals to ratify the adoption of the Stock Option Plan and the RRP require the affirmative vote of a majority of shares entitled to vote at the Meeting. Proxies marked to abstain with respect to any proposal have the same effect as votes against the proposal. Broker non-votes have no effect on the vote. One-third of the shares of the Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

         A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Corporate Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Corporate Secretary of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Holly Rappleyea, Corporate Secretary, Hudson River Bancorp, Inc., One Hudson City Centre, Hudson, New York, 12534.

Voting Securities and Certain Holders Thereof

         Stockholders of record as of the close of business on November 5, 1998 will be entitled to one vote for each share of Common Stock then held. As of that date, the Company had 17,853,750 shares of Common Stock issued and outstanding. The following table sets forth information regarding share ownership of (i) those persons or entities known by management to beneficially own more than five percent of the Common Stock ("Five Percent Beneficial Owners"), (ii) each member of the Company's Board of Directors, (iii) each officer of the Company and the Bank who made in excess of $100,000 (salary and bonus) (the "Named Officers") during the 1998 fiscal year ("fiscal 1998"); and (iv) all directors and executive officers of the Company and the Bank as a group.

                                                                          Shares Beneficially Owned      Percent
                           Beneficial Owner                                  at November 5, 1998        of Class
----------------------------------------------------------------------------------------------------------------
Five Percent Beneficial Owners
------------------------------

Hudson River Bank & Trust Company Employee Stock Ownership                        1,428,300                8.0%
Plan.

Directors and Named Officers
----------------------------

Carl A. Florio, Director, President and Chief Executive Officer                      60,481                0.3

Earl Schram, Jr., Chairman of the Board                                             113,000                0.6

Stanley Bardwell, M.D., Director                                                     25,054                0.1

William E. Collins, Director                                                         18,500                0.1

John E. Kelly, Director                                                                 ---                ---

Joseph W. Phelan, Director                                                           25,000                0.1

William H. Jones, Director                                                           22,428                0.1

Marilyn A. Herrington, Director                                                      48,000                0.3

Marcia M. Race, Director                                                              1,500                  *

Sidney D. Richter, Senior Vice President                                             35,148                0.2

All Directors and Officers as a Group (12 persons)                                  358,155                2.0%

---------------
*  Less than 0.1%.

Director Compensation

         The Company does not compensate the directors for serving on the Board of the Company. Directors of the Bank are paid a fee of $1,500 per meeting for serving on the Board of Directors. During fiscal 1998, members of the Executive Committee each received $750 per committee meeting attended, members of the Audit Committee received $600 per committee meeting attended, members of the Trust Committee each received $300 per committee meeting attended, and members of the Compensation Committee each received $300 per committee meeting attended.

         For information regarding option and restricted stock awards to be granted to directors pursuant to the Stock Option Plan and the RRP, subject to stockholder approval of such plans, see "Proposal I - Ratification of the 1998 Stock Option and Incentive Plan" and "Proposal II - Ratification of the 1998 Recognition and Retention Plan."

Executive Compensation

         The following table sets forth information concerning the compensation paid or granted to the Named Officers in fiscal 1998 and 1997 whose salary and bonus exceeded $100,000. No executive officer had compensation (salary and bonus) in excess of $100,000 in fiscal 1998.

====================================================================================================================================
                                                     SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Long-Term Compensation
                                                      Annual Compensation                                      Awards
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Restricted                      All Other
                                                                      Other Annual      Stock Award(s)     Options/     Compensation
    Name and Principal Position     Year   Salary ($)   Bonus ($)   Compensation ($)          ($)          SARs (#)          ($)
------------------------------------------------------------------------------------------------------------------------------------
Carl A. Florio, President and
     Chief Executive Officer        1998       $208,750    $10,000        $---                N/A             N/A          $6,319(1)
------------------------------------------------------------------------------------------------------------------------------------
                                    1997     150,000(2)     13,125         ---                N/A             N/A           4,700(3)
------------------------------------------------------------------------------------------------------------------------------------
Sidney D. Richter,
     Senior Vice President          1998        112,875        700         ---                N/A             N/A           4,763(1)
------------------------------------------------------------------------------------------------------------------------------------
                                    1997        103,000     13,375         ---                N/A             N/A           4,300(3)
====================================================================================================================================

(1) Represents $270 and $270 in life insurance premiums, respectively and $6,049 and $4,493 in matching contributions made to the 401(k) Plan respectively.

(2) Represents service as Chief Financial Officer of the Bank from April 1996 to June 1996 and as the Chief Executive Officer from June 1996 to March 1997.

(3) Represents $400 and $400 of life insurance premiums paid by the Bank and the Bank's contributions of $4,300 and $3,900 to the Bank's 401(k) plan on behalf of Messrs. Florio and Richter, respectively.

Employment Agreements

      The Bank and the Holding Company entered into employment agreements with Mr. Florio and three other officers of the Bank (individually, the "Executive") and the Holding Company entered into employment agreements with Carl Florio, Sidney Richter and two other executive officers of the Bank (collectively, the "Employment Agreements"). The Employment Agreements ensure that the Bank and the Holding Company is able to maintain a stable and competent management base. The continued success of the Bank and the Holding Company depends to a significant degree on the skills and competence of the above referenced officers.

      The Employment Agreements provide for either three-year or two-year terms for each Executive. The terms of the Employment Agreements shall be extended on a daily basis unless written notice of non-renewal is given by the Board of Directors. The Employment Agreements provide that the Executive's base salary is reviewed annually. The base salary which is effective for such Employment Agreement for Mr. Florio is $235,000. In addition to the base salary, the Employment Agreements provide for, among other things, participation in stock benefit plans and other fringe benefits applicable to executive personnel. The agreements provide for termination by the Bank or the Holding Company for cause, as defined in the Employment Agreements, at any time. In the event the Bank or the Holding Company chooses to terminate the Executive's employment for reasons other than for cause, or in the event of the Executive's resignation from the Bank and the Holding Company upon; (i) failure to re-elect the Executive to his current offices; (ii) a material change in the Executive's functions, duties or responsibilities; (iii) a reduction in the benefits and perquisites being provided to the Executive under the Employment Agreement; (iv) liquidation or dissolution of the Bank or the Holding Company; or (v) a breach of the agreement by the Bank or the Holding Company, the Executive or, in the event of death, his beneficiary would be entitled to receive an amount equal to the remaining base salary payments due to the Executive for the remaining term of the Employment Agreement and the contributions that would have been made on the Executive's behalf to any employee benefit plans of the Bank and the Holding Company during the remaining term of the agreement. The Bank and the Holding Company would also continue and pay for the Executive's life, health, dental and disability coverage for the remaining term of the Agreement. Upon any termination of the Executive, other than following a change in control, the Executive is subject to a one year non-competition agreement.

      Under the Employment Agreements, if voluntary or involuntary termination follows a change in control of the Bank or the Holding Company, the Executive or, in the event of the Executive's death, his beneficiary, would be entitled to the payment of base salary, plan contributions and other forms of compensation to which the executive would be entitled for the remaining term of the Employment Agreement plus a severance payment equal to the greater of: (i) the payments due for the remaining terms of the agreement; or (ii) three times the average of the five preceding taxable years' annual compensation. The Bank and the Holding Company would also continue the Executive's life, health, and disability coverage for thirty-six months. Under the Employment Agreements, a voluntary termination following a change in control means the executive's voluntary resignation following any demotion, loss of title, office authority or responsibility, a reduction in compensation or benefits or relocation. Notwithstanding that both the Bank and Holding Company Employment Agreements provide for a severance payment in the event of a change in control, the Executive would only be entitled to receive a severance payment under one agreement.

      Payments to the Executive under the Bank's Employment Agreement are guaranteed by the Holding Company in the event that payments or benefits are not paid by the Bank. Payment under the Holding Company's Employment Agreement would be made by the Holding Company. The Holding Company's Employment Agreement also provides that the Holding Company compensates the Executive for excise taxes imposed on any "excess parachute payments," as defined under section 280G of the Code, made thereunder, and any additional income and excise taxes imposed as a result of such compensation. All reasonable costs and legal fees paid or incurred by the Executive pursuant to any dispute or question of interpretation relating to the Employment Agreements shall be paid by the Bank or Holding Company, respectively, if the Executive is successful on the merits pursuant to a legal judgment, arbitration or settlement. The Employment Agreements also provide that the Bank and Holding Company shall indemnify the Executive to the fullest extent allowable under New York and Delaware law, respectively. In the event of a change in control of the Bank or the Holding Company, the total amount of payments due under the Agreements, based solely on cash compensation over the past five fiscal years paid to the officers who received Employment Agreements and excluding any benefits under any employee benefit plan which may be payable, would be approximately $2.2 million.

Change in Control Agreements

      The Bank entered into two-year Change in Control Agreements (the "CIC Agreements") with eight officers of the Bank, none of whom are covered by employment contracts. Commencing on the first anniversary date and continuing on each anniversary thereafter, the Bank CIC Agreements may be renewed by the Board of Directors of the Bank for an additional year. The Bank's CIC Agreements provide that in the event voluntary or involuntary termination follows a change in control of the Holding Company or the Bank, the officer would be entitled to receive a severance payment equal to two times the officer's average base amount of cash compensation for the five most recent taxable years. The Bank would also continue to pay for the officer's life, health and disability coverage for twenty-four months following termination. Under the CIC Agreements, a voluntary termination following a change in control means the executive's voluntary resignation following any demotion, loss of title, office authority or responsibility, a reduction in compensation or benefits or relocation. In the event of a change in control of the Holding Company or the Bank, the total payments that would be due under the CIC Agreements, based solely on the five year average base amount of cash compensation paid to the officers covered by the CIC Agreements and excluding any benefits under any employee benefit plan which may be payable, would be approximately $780 thousand.

Employee Severance Compensation Plan

      The Bank's Board of Directors established the Hudson River Bank & Trust Company Employee Severance Compensation Plan ("Severance Plan") which provides designated employees with severance pay benefits in the event of a change in control of the Bank or the Holding Company following Conversion. Management personnel with Employment Agreements or CIC Agreements are not eligible to participate in the Severance Plan. Generally, designated employees are eligible to participate in the Severance Plan if they have completed at least one year of service with the Bank. The Severance Plan vests in each participant a contractual right to the benefits such participant is entitled to thereunder. Under the Severance Plan, in the event of a change in control of the Bank or the Holding Company, eligible employees who are terminated from or terminate their employment within one year (for reasons specified under the Severance Plan), are entitled to receive a severance payment. If the participant, whose employment has terminated, has completed at least one year of service, the participant is entitled to a cash severance payment equal to the last two weeks of annual compensation immediately preceding a change-in-control for each year of service up to a maximum of 100% of annual compensation. Such payments may tend to discourage takeover attempts by increasing costs to be incurred by the Bank in the event of a takeover. In the event the provisions of the Severance Plan are triggered, the total amount of payments that would be due thereunder, based solely upon current salary levels, would be approximately $172 thousand. However, it is management's belief that substantially all of the Bank's employees would be retained in their current positions in the event of a change in control, and that any amount payable under the Severance Plan would be considerably less than the total amount that could possibly be paid under the Severance Plan.

Benefit Plans

      General.   The  Bank  currently  provides  health  care  benefits  to  its employees, including hospitalization, major medical, dental, life and disability insurance, subject to certain deductibles and copayments by employees.

      Defined Benefit Pension Plan. The Bank sponsors a defined benefit pension plan for its employees (the "Pension Plan"). Salaried employees are eligible to participate in the Pension Plan following the completion of one year of service (1,000 hours worked during a continuous 12-month period) and attainment of 21 years of age. A participant must reach five years of service before attaining a vested interest in his or her retirement benefits, after which such participant is 100% vested. The Pension Plan is funded solely through contributions made by the Bank.

      The benefit provided to a participant at normal retirement age (generally age 65) is based on the average of the participant's basic annual compensation during the 36 consecutive months of service within the last 120 completed months of a participant's service which yields the highest average compensation ("average annual compensation"). Compensation for this purpose is the participant's basic annual salary, including any contributions through a salary reduction arrangement to a cash or deferred plan under Section 401(k) of the Code, but exclusive of overtime, bonuses, severance pay, or any special payments or other deferred compensation arrangements. The annual benefit provided to a participant, without offset for the participant's anticipated Social Security benefit, who retires at age 65 is equal to 2% of average annual compensation for each year of service up to a maximum of 30 years.

      The annual benefit provided to participants (i) at early retirement age (generally age 62) with five years of service who elect to defer the payment of their benefits to normal retirement age, (ii) at early retirement age with five years of service who elect to receive payment of their benefits prior to normal retirement age, or (iii) who postpone annual benefits beyond normal retirement age, are calculated basically the same as the benefits for normal retirement age, with annual average compensation being multiplied by 2% for each year of such individual's actual years of service. A participant eligible for early retirement benefits who does not meet the requirements set forth above will have his or her benefits adjusted as further described in the Pension Plan.

      The Pension Plan also provides for disability and death benefits.

      The following table sets forth, as of March 31, 1998, estimated annual pension benefits for individuals at age 65 payable in the form of a life annuity under the most advantageous plan provisions for various levels of compensation and years of service. The figures in this table are based upon the assumption that the Pension Plan continues in its present form and does not reflect offsets for Social Security benefits and does not reflect benefits payable under the ESOP. At March 31, 1998, the estimated years of credited service of Messrs. Florio and Richter were five and seven years, respectively.

                               Pension Plan Table
                            Years of Benefit Service
--------------------------------------------------------------------------------
Final Average           15          20           25           30           35*
Salary
--------------------------------------------------------------------------------
$ 75,000            $ 22,500     $ 30,000     $ 37,500     $ 45,000     $ 46,875
$100,000            $ 30,000     $ 40,000     $ 50,000     $ 60,000     $ 62,500
$125,000            $ 37,500     $ 50,000     $ 62,500     $ 75,000     $ 78,125
$150,000            $ 45,000     $ 60,000     $ 75,000     $ 90,000     $ 93,750
$160,000            $ 48,000     $ 64,000     $ 80,000     $ 96,000     $100,000
--------------------------------------------------------------------------------

--------
*Assumes that participant had 30 or more years of Credited Service as of July 14, 1995.


      For the 1997 plan year the Maximum Compensation as per IRC Section 401(a)(17) is limited to $160,000. Maximum Benefit payable under the qualified plan for the 1997 plan year is $130,000.

      401(k) Savings Plan. The Bank has a qualified, tax-exempt savings plan with a cash or deferred feature qualifying under Section 401(k) of the Code (the "401(k) Plan"). All salaried employees who have attained age 21 and completed one year of employment, during which they worked at least 1,000 hours, are eligible to participate.

      Participants are permitted to make salary reduction contributions to the 401(k) Plan of between 2% to 10% of the participant's annual salary. Each participant's salary reduction contribution is matched by the Bank in an amount equal to 50% of the participant's before-tax contribution up to a maximum contribution by the Bank of 4% of such participant's annual salary for the Plan Year. All participant contributions and earnings are fully and immediately vested. All matching contributions are vested at a rate of 20% per year over a five year period commencing after one year of employment with the Bank. However, in the event of retirement, permanent disability or death, a participant will automatically become 100% vested in the value of all matching contributions and earnings thereon, regardless of the number of years of employment with the Bank.

      Participants may invest amounts contributed to their 401(k) Plan accounts in one or more investment options available under the 401(k) Plan. Changes in investment directions among the funds are permitted pursuant to procedures established by the Plan Administrator. Each participant receives a quarterly statement which provides information regarding, among other things, the market value of his investments and contributions made to the 401(k) Plan on his behalf. Participants are permitted to borrow against their account balance in the 401(k) Plan. For the year ended March 31, 1998, the Bank's contributions to the 401(k) Plan on behalf of Messrs. Florio and Richter were $6,049 and $4,493, respectively.

      Benefit Restoration Plan. The Bank also maintains a non-qualified deferral compensation plan, known as the Hudson River Bank & Trust Company Benefit Restoration Plan (the "Restoration Plan"). The Restoration Plan provides certain officers and highly compensated executives with supplemental retirement income from the Bank when such amounts cannot be paid from the tax-qualified Retirement Plan or 401(k) Plan. Participants in the Restoration Plan receive a benefit equal to the amount they would have received under the Retirement Plan and the 401(k) Plan, but for reductions in such benefits imposed by operation of Sections 401(a)(17), 401(m), 401(k)(3), 402(g) and 415 of the Code. In addition, the Restoration Plan is intended to make up benefits lost under the ESOP allocation procedures to certain participants named by the Compensation Committee who retire prior to the complete repayment of the ESOP loan. At the retirement of a participant, the benefits under the Restoration Plan are determined by first: (i) projecting the number of shares that would have been allocated to the participant under the ESOP if they had been employed throughout the period of the ESOP loan (measured from the participant's first date of ESOP participation); and (ii) first reducing the number determined by (i) above by the number of shares actually allocated to the Participant's account under the ESOP; and second, by multiplying the number of shares that represent the difference between such figures by the average fair market value of the Common Stock over the preceding five years. Benefits under the Restoration Plan vest in 20% annual increments over a five year period commencing as of the date of a Participant's participation in the Restoration Plan . The vested portion of the Restoration Plan Participant's benefits are payable upon the retirement of the Participant upon or after the attainment of age 65 or in accordance with the requirements of early retirement under the Retirement Plan.

      Stock Option and Incentive Plan. The Stock Option Plan was adopted by the Board of Directors, subject to ratification by stockholders of the meeting. See "Proposal I - Ratification of the 1998 Stock Option Incentive Plan."

      Recognition and Retention Plan. The Recognition and Retention Plan was adopted by the Board of Directors, subject to ratification by stockholders of the Meeting. See "Proposal II - Ratification of the 1998 Recognition and Retention Plan."

Certain Transactions

      The Bank's policies do not permit the Bank to make loans to any of its Directors. Federal laws require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. As of March 31, 1998, all outstanding loans to the Bank's executive officers were made in the ordinary course of business and on the same terms, including collateral and interest rates, as those prevailing at the time for comparable transactions with the general public, and do not involve more than the normal risk of collectiblity.

      The Chairman of the Board of Directors, Earl Schram, Jr., is President of the law firm of Connor, Curran & Schram P.C. ("Connor Curran"). Connor Curran serves as outside counsel to the Bank and performs various legal services for the Bank. During fiscal 1998, the Bank paid Connor Curran approximately $300,000 in fees for services rendered. Connor Curran also receives an indirect benefit from the Bank to the extent borrowers of Hudson River engage Connor Curran to close their loans. Services provided by Connor Curran to the Bank are provided on terms comparable to those which are available to unaffiliated parties.

      PROPOSAL I - RATIFICATION OF THE 1998 STOCK OPTION AND INCENTIVE PLAN

General

      Establishment and implementation of the Stock Option Plan is subject to ratification by stockholders. The Stock Option Plan is in compliance with New York State Banking Board and FDIC regulations; however, neither the New York State Banking Board nor FDIC has endorsed or approved the Stock Option Plan and no written or oral representation to the contrary is made hereby.

      The Stock Option Plan has been adopted by the Board of Directors of the Company, subject to ratification by stockholders at the Meeting. Ratification by stockholders of the adoption of the Stock Option Plan will ratify the awards proposed thereunder and as described in "Awards Under the Stock Option Plan" herein, and will ratify the granting of additional awards pursuant to the provisions of the Stock Option Plan. Pursuant to the Stock Option Plan, the Company will reserve for issuance thereunder either from authorized but unissued shares or from issued shares reacquired and held as treasury shares, 1,785,375 shares of the Common Stock (10% of the shares issued in the Bank's Conversion, including shares issued to the Foundation). Management may, to the extent practicable and feasible, fund the Stock Option Plan from issued shares reacquired by the Company in the open market. To the extent the Company utilizes authorized but unissued Common Stock to fund the Stock Option Plan, the exercise of stock options will have the effect of diluting the holdings of persons who own the Common Stock. Assuming all options under the Stock Option Plan are awarded and exercised through the use of authorized but unissued Common Stock, current stockholders would be diluted by approximately 9.1%. Upon ratification of the Stock Option Plan by stockholders, it is proposed that options to purchase an aggregate of 1,249,763 shares of Common Stock will be awarded, which will leave available 535,612 shares for future awards.

      The Board of Directors believes that it is appropriate for the Company to adopt a flexible and comprehensive Stock Option Plan which permits the granting of a variety of long-term incentive awards to directors, officers and employees as a means of enhancing and encouraging the recruitment and retention of those individuals on whom the continued success of the Company most depends. However, because the awards are granted only to persons affiliated with the Company, the adoption of the Stock Option Plan could make it more difficult for a third party to acquire control of the Company and therefore could discourage offers for the Company's stock that may be viewed by the Company's stockholders to be in their best interest. In addition, certain provisions included in the Company's
Certificate of Incorporation and Bylaws may discourage potential takeover attempts, particularly those that have not been negotiated directly with the Board of Directors of the Company. Included among these provisions are provisions (i) limiting the voting power of shares held by persons owning 10% or more of the Common Stock, (ii) requiring a supermajority vote of stockholders for approval of certain business combinations, (iii) establishing a staggered Board of Directors, (iv) permitting special meetings of stockholders to be called only by the Board of Directors and (v) authorizing a class of preferred stock with terms to be established by the Board of Directors. These provisions could prevent the sale or merger of the Company even where a majority of the stockholders approve of such transaction.

      Attached as Exhibit A to this Proxy Statement is the complete text of the Stock Option Plan. The principal features of the Stock Option Plan are summarized below.

Principal Features of the Stock Option Plan

      The Stock Option Plan provides for awards in the form of stock options, stock appreciation rights ("SARs") and limited stock appreciation rights ("LSARs"). Each award shall be on such terms and conditions, consistent with the Stock Option Plan and applicable New York State Banking Board and FDIC regulations, as the committee administering the Stock Option Plan may determine. Subject to certain exceptions described herein, awards made under such plan generally vest at a rate of no quicker than one-fifth of the initial award per year, subject to the participant maintaining continuous service with the Company or its subsidiaries from the date of grant.

      Pursuant to New York State Banking Board and FDIC regulations, each non-employee director of the Company and all non-employee directors of the Company as a group, may not be awarded more than 5% and 30% of the total shares subject to the Stock Option Plan, respectively. In addition, no individual may be granted awards with respect to more than 25% of the total shares subject to the Stock Option Plan.

      Shares awarded pursuant to the Stock Option Plan may be either authorized but unissued shares or reacquired shares held by the Company in its treasury. Any shares subject to an award which expires or is terminated unexercised will again be available for issuance under the Stock Option Plan or any other plan of the Company or its subsidiaries. Generally, no award or any right or interest therein is assignable or transferable except under certain limited exceptions set forth in the Stock Option Plan.

      The Stock Option Plan is administered by the Compensation Committee of the Board of Directors of the Company (the "Compensation Committee"), which is comprised of non-employee directors of the Company. The outside directors of the Company serve as members of the Compensation Committee. Pursuant to the terms of the Stock Option Plan, any director, officer or employee of the Company or its affiliates is eligible to participate in the Stock Option Plan. Accordingly, there are currently 265 persons eligible to participate in the Plan. In granting awards under the Stock Option Plan, the Compensation Committee considers, among other things, position and years of service, value of the participant's services to the Company and the Bank and the added responsibilities of such individuals as employees, directors and officers of a public company.

Stock Options

      Under the terms of the Stock Option Plan, the Compensation Committee may grant either "incentive stock options" as defined under Section 422 of the Code or stock options not intended to qualify as such ("non-qualified stock options").

      In general, stock options will not be exercisable after the expiration of their terms. The term of stock options may not exceed ten years from the date of grant. Unless otherwise determined by the Compensation Committee, in the event a participant ceases to maintain continuous service (as defined in the Stock Option Plan) with the Company or one of its affiliates, for any reason (excluding death, disability and termination for cause), an exercisable stock option will continue to be exercisable for three months thereafter but in no event after the expiration date of the option. Unless otherwise provided by the Compensation Committee, in the event that continuous service terminates as a result of the disability of a participant, all options not then exercisable shall become exercisable in full and remain exercisable for a period of one year from the date of such disability. Unless otherwise provided by the Compensation Committee, in the event of death of a participant, all options not then exercisable shall become exercisable in full. Unless otherwise provided by the Compensation Committee, in the event of the death of a participant during such service or within the three-month period described above following termination of service described above, an exercisable option will continue to be exercisable for one year, to the extent exercisable by the participant upon his death, but in no event later than ten years after grant. Following the death of any participant, the Compensation Committee may, as an alternative means of settlement of an option, elect to pay to the holder thereof an amount of cash equal to the amount by which the market value of the shares covered by the option on the date of exercise exceeds the exercise price. A stock option will automatically terminate and will no longer be exercisable as of the date a participant is notified of termination for cause.

      The exercise price for the purchase of shares subject to a stock option at the date of grant may not be less than 100% of the market value of the shares covered by the option on that date. The exercise price must be paid in full in cash or, if permitted by the Compensation Committee, shares of Common Stock, or a combination of both.

      The Stock Option Plan provides for the grant of a non-qualified stock option to purchase 62,488, 39,055 and 19,528 shares of Common Stock to the Chairman of the Board, each director who is not a full-time employee of the Company, and each director emeritus, respectively, as of the date of stockholder ratification of the Stock Option Plan. Such options have a term of ten years, are not transferable, and vest at the rate of 20% per year commencing on the one-year anniversary of the date of grant. The exercise price per share of such options shall be equal to the fair market value of the Common Stock on the date of grant.

Stock Appreciation Rights

      The Compensation Committee may grant SARs at any time, whether or not the participant then holds stock options, granting the right to receive the excess of the market value of the shares represented by the SARs on the date exercised over the exercise price. SARs generally will be subject to the same terms and conditions and exercisable to the same extent as stock options, as described above. Upon the exercise of a SAR, the participant will receive the amount due in cash or shares, or a combination of both, as determined by the Compensation Committee. SARs may be related to stock options ("tandem SARs"), in which case the exercise of one will reduce to that extent the number of shares represented by the other.

      SARs will require an expense accrual by the Company each year for the appreciation on the SARs which it is anticipated will be exercised. The amount of the accrual is dependent upon whether and the extent to which the SARs are granted and the amount, if any, by which the market value of the SARs exceeds the exercise price.

Limited Stock Appreciation Rights

      Limited SARs will be exercisable only for a limited period in the event of a tender or exchange offer for shares of the Company's Common Stock, other than by the Company, where 25% or more of the outstanding shares are acquired in that offer or any other offer which expires within 60 days of that offer. The amount paid on exercise of a Limited SAR will be the excess of (a) the market value of the shares on the date of exercise, or (b) the highest price paid pursuant to the offer, over the exercise price. Payment upon exercise of a Limited SAR will be in cash.

      Limited SARs may be granted at the time of, and must be related to, the grant of a stock option or SAR. The exercise of one will reduce to that extent the number of shares represented by the other. Subject to vesting requirements contained in New York State Banking Board and FDIC regulations, Limited SARs will be exercisable only for the 45 days following the expiration of the tender or exchange offer, during which period the related stock option or SAR will be exercisable. However, no Limited SAR will be exercisable by a director, Senior Officer or Ten Percent Beneficial Owner of the Company within six months of the date of its grant.

Effect of Merger and Other Adjustments

      Shares as to which awards may be granted under the Stock Option Plan, and shares then subject to awards, will be adjusted appropriately by the Compensation Committee in the event of any merger, consolidation, reorganization, recapitalization (including a return of capital, whether non-taxable or otherwise), combination or exchange of shares, stock dividend, stock split or other change in the corporate structure or Common Stock of the Company.

      In the event of any merger, consolidation or combination of the Company with or into another company or other entity, whereby either the Company is not the continuing entity or its outstanding shares of Common Stock are converted into or exchanged for different securities, cash or property, or any combination thereof, pursuant to a plan or agreement the terms of which are binding upon all stockholders, any participant to whom a stock option or SAR has been granted at least six months prior to such event will have the right upon exercise of the option or SAR (subject to the terms of the Stock Option Plan and any other limitation or vesting period applicable to such option or SAR) to an amount equal to the excess of fair market value on the date of exercise of the consideration receivable in the merger, consolidation or combination with respect to the shares covered or represented by the stock option or SAR over the exercise price of the option or SAR multiplied by the number of shares with respect to which the option or SAR has been exercised.

Amendment and Termination

      The Board of Directors of the Company may at any time amend, suspend or terminate the Stock Option Plan or any portion thereof, subject to compliance with New York State Banking Board and the FDIC regulations, but may not, without the prior ratification of the stockholders, make any amendment which shall (i) increase the aggregate number of securities which may be issued under the Stock Option Plan (except as specifically set forth under the Stock Option Plan), (ii) materially change the requirements as to eligibility for participation in the Stock Option Plan or (iii) change the class of persons eligible to participate in the Stock Option Plan, provided, however, that no such amendment, suspension or termination shall impair the rights of any participant, without his consent, in any award made pursuant to the Stock Option Plan. Unless previously terminated, the Stock Option Plan shall continue in effect for a term of ten years, after which no further awards may be granted under the Stock Option Plan.

Federal Income Tax Consequences

      Under present federal income tax laws, awards under the Stock Option Plan will have the following consequences:

(1) The grant of an award, by itself, will generally neither result in the recognition of taxable income to the participant nor entitle the Company to a deduction at the time of such grant.

(2) In order to qualify as an Incentive Stock Option, a stock option awarded under the Stock Option Plan must meet the conditions contained in Section 422 of the Code, including the requirement that the shares acquired upon the exercise of the stock option be held for at least one year after the date of exercise and at least two years after the grant of the option. The exercise of an Incentive Stock Option will generally not, by itself, result in the recognition of taxable income to the participant nor entitle the Company to a deduction at the time of such exercise. However, the difference between the exercise price and the fair market value of the option shares on the date of exercise is an item of adjustment which may, in certain situations, trigger the alterative minimum tax. The alternative minimum tax is incurred only when it exceeds the regular income tax. The alternative minimum tax will be payable at the rate of 26% on the first $175,000 of "alternative minimum taxable income" above the exemption amount ($33,750 for a single individual or $45,000 for married individuals filing jointly). This tax applies at a flat rate of 28% on alternative minimum taxable income more than $175,000 above the applicable exemption amounts. If a taxpayer has alternative minimum taxable income in excess of $150,000 (married individuals filing jointly) or $112,500 (single individual), the $45,000 or $33,750 exemptions will be reduced by an amount equal to 25% of the amount by which the alternative minimum taxable income of the taxpayer exceeds $150,000 or $112,500, respectively.

(3) If the shares are held by the participant for at least one year after the Incentive Stock Option is exercised and two years after the Incentive Stock Option was granted, the participant will recognize a long-term capital gain or loss upon disposition of the shares and the Company will not be entitled to a corresponding deduction. The capital gain will be considered long-term if the shares are held for more than 12 months. The amount of such gain or loss will be equal to the difference between the amount realized by the participant upon disposition of the shares and the amount paid by the participant for such shares.

(4) If the shares acquired upon exercise of an Incentive Stock Option are not held for at least one year after transfer of such shares to the participant and two years after the grant of the Incentive Stock Option, the participant generally will recognize ordinary income or loss upon disposition of the shares in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise. In such an event, the Company will generally be entitled to a corresponding deduction, provided the Company meets its federal tax reporting obligations. The participant will also recognize capital gain or loss in an amount of the difference, if any, between the sale price and the fair market value of the shares on the date of exercise of the Incentive Stock Option; such capital gain or loss will be characterized as short- or long-term depending on how long the shares are held after the date of exercise of the Incentive Stock Option. The Company will not be entitled to a corresponding deduction for such capital gain or loss.

(5) The exercise of a Non-Qualified Stock Option will result in the recognition of ordinary income by the participant on the date of exercise in an amount equal to the difference between the exercise price and the fair market value on the date of exercise of the shares acquired pursuant to the stock option. The Company will be allowed a deduction at the time and in the amount of any ordinary income recognized by the participant upon the exercise of a Non-Qualified Stock Option, provided the Company meets its federal tax reporting obligations. Upon sale of the shares acquired upon exercise of a Non-Qualified Stock Option, any appreciation or depreciation in the value of such shares from the time of exercise will result in the recognition of a capital gain or loss by the participant. Such gain or loss will be short- or long-term capital gain or loss depending upon how long the participant held the shares following exercise of the Non-Qualified Stock Option.

(6) The exercise of an SAR will result in the recognition of ordinary income by the participant on the date of exercise in an amount of cash, and/or the fair market value on that date of the shares, acquired pursuant to the exercise. The Company will be entitled to a corresponding deduction provided that it meets its federal tax reporting obligations.

Awards Under the Stock Option Plan

         The following table presents information at November 5, 1998 with respect to the number of awards, all of which are options, which are currently intended to be granted under the Stock Option Plan, subject to stockholder ratification of the Stock Option Plan, to (i) the Named Officers, (ii) all executive officers of the Company and the Bank as a group, (iii) directors who are not executive officers of the Company and the Bank as a group, and (iv) all non- executive officer employees of the Company or the Bank as a group. The closing price on the Nasdaq National Market System was $10.4375 per share on November 5, 1998.

=======================================================================================================================
                                       1998 STOCK OPTION AND INCENTIVE PLAN
-----------------------------------------------------------------------------------------------------------------------
                             Name and Position                                      Dollar Value(1)    Number of Shares
=======================================================================================================================
Carl A. Florio, President and Chief Executive Officer.......................           $ ---               312,441
Sidney D. Richter, Senior Vice President....................................             ---               149,972
Executive Officer Group (4 persons).........................................             ---               762,357
Non-Executive Director Group, including Director Emeriti (10 persons).......             ---               374,929
Non-Executive Officer and Employee Group (48 persons).......................             ---               112,477

==================================================================================================================

(1) Any value realized will be the difference between the exercise price and the market value upon exercise. Since the options have not been granted, there is no current value.

         Subject to the conditions of the Stock Option Plan, the proposed awards described in the preceding table will vest in five equal annual installments with the first installment vesting on the one-year anniversary of the date of grant and the additional installments vesting ratably on each subsequent anniversary of the date of grant. Pursuant to the terms of the Stock Option Plan, all options are required to be granted with an exercise price equal to not less than the fair market value of the shares on the date of grant. To the extent permitted under applicable law, all options granted to officers are intended to be incentive stock options. All awards to directors who are not full time employees of the Company will be non-qualified stock options.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE ADOPTION OF THE 1998 STOCK OPTION AND INCENTIVE PLAN.

      PROPOSAL II - RATIFICATION OF THE 1998 RECOGNITION AND RETENTION PLAN

General

         Establishment and implementation of the RRP is subject to ratification by stockholders. The RRP complies with New York State Banking Board and FDIC regulations, however, neither the New York State Banking Board nor the FDIC has endorsed or approved the RRP and no written or oral representation to the contrary is made hereby.

         The RRP has been adopted by the Board of Directors of the Company, subject to stockholder ratification. The RRP is designed to provide directors, officers and employees with a proprietary interest in the Company in a manner designed to encourage such individuals to remain with the Company and the Bank. Ratification by stockholders of the adoption of the RRP will ratify the awards proposed thereunder as described in "Awards under the RRP" herein, and will ratify the granting of additional restricted stock awards pursuant to the provisions of the RRP. Pursuant to the RRP, 714,150 shares of Common Stock (or 4.0% of the shares sold in the Bank's Conversion), funded from either authorized but unissued shares or issued shares subsequently reacquired and held as treasury shares, will be available for awards. The Board currently intends, to the extent practicable and feasible, to fund the RRP from issued shares reacquired by the Company in the open market. To the extent the Company utilizes authorized but unissued shares to fund the RRP, the interests of current stockholders will be diluted. Assuming all RRP Shares are awarded through the use of authorized but unissued Common Stock, current stockholders would be diluted by approximately 3.85%. Upon ratification of the RRP by stockholders, it is proposed that an aggregate of 714,150 shares of Common Stock will be awarded to directors, officers and employees of the Company and the Bank, which will leave no shares available for future awards.

         Attached as Exhibit B to this Proxy Statement is the complete text of the form of the RRP. The principal features of the RRP are summarized below.

Principle Features of the RRP

         The RRP provides for the award of shares of Common Stock ("RRP Shares"), at no cost to the recipient, subject to the restrictions described below. Each award under the RRP will be made on such terms and conditions, consistent with the terms of the RRP and applicable New York State Banking Board and FDIC regulations, as the Compensation Committee shall determine.

         The RRP is administered by the Company's Compensation Committee. The Compensation Committee will select the recipients and terms of awards pursuant to the RRP. For information regarding the membership of this Committee, see "Proposal I - Ratification of the 1998 Stock Option and Incentive Plan." In determining to whom and in what amount to grant awards, the Compensation Committee considers the position and responsibilities of eligible individuals, the value of their services to the Company and the Bank and other factors it deems relevant. Pursuant to the terms of the RRP, any director, officer or employee of the Company or its affiliates may be selected by the Compensation Committee to participate in the RRP. As of the date hereof, there are approximately 265 persons eligible to participate in the RRP.

         The RRP provides that RRP Shares used to fund awards under the RRP may be either authorized but unissued shares or reacquired shares held by the Company in its treasury. Any RRP Shares which are forfeited will again be available for issuance under the RRP.

         Holders of RRP Shares may not sell, assign, transfer, pledge, vote or otherwise encumber any of the RRP Shares during the restricted period. All shares subject to restriction will be voted by a designated trustee. All dividends declared and paid on RRP Shares still subject to restrictions will be deferred and held for the account of the participant thereof until the earlier of the lapse of the restrictions on such shares or the death or disability of the participant.

         Finally, the RRP provides for an award as of the date of stockholder ratification of the RRP of 35,708, 22,317 and 11,159 Shares to the Chairman of the Board, each director who is not a full-time employee of the Company ("non-employee director") and each Director Emeritus, respectively.

Adjustments Upon Changes in Capitalization

         RRP Shares awarded under the RRP will be adjusted by the Compensation Committee in the event of a reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or other change in corporate structure or the Common Stock of the Company.

Federal Income Tax Consequences

         Holders of Restricted Stock will recognize ordinary income on the earlier of the date that the Restricted Stock is transferable or is no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. In certain circumstances, a holder may elect to recognize ordinary income and determine such fair market value on the date of the grant of the Restricted Stock. Holders of Restricted Stock will also recognize ordinary income equal to their dividend or dividend equivalent payments when such payments are received. Generally, the amount of income recognized by participants will be a deductible expense for tax purposes for the Company as long as the Company meets its federal tax reporting obligations.

Amendment to the RRP

         The Board of Directors of the Company may amend, suspend or terminate the RRP or any portion thereof at any time, subject to New York State Banking Board and FDIC Regulations, provided, however, that no such amendment, suspension or termination shall impair the rights of any participant, without his consent, in any award theretofore made pursuant to the RRP.

Awards Under the RRP

         The following table presents information at November 5, 1998 with respect to the number of RRP Shares which are currently intended to be granted under the RRP, subject to stockholder ratification of the RRP, to (i) the Named Officers, (ii) all executive officers of the Company and the Bank as a group,
(iii) directors who are not executive officers of the Company or the Bank as a group, and (iv) all non-executive officer employees of the Company or the Bank as a group.

====================================================================================================================
                                       1998 RECOGNITION AND RETENTION PLAN
--------------------------------------------------------------------------------------------------------------------
                           Name and Position                            Dollar value(1)   Shares of Restricted Stock
====================================================================================================================
Carl A. Florio, President and Chief Executive Officer...................   $1,863,490               178,538
Sidney D. Richter, Senior Vice President................................     894,473                 85,698
Executive Officer Group (4 persons).....................................    4,546,909               435,632
Non-Executive Director Group, including Director Emeriti (10 persons)...    2,236,182               214,245
Non-Executive Officer and Employee Group (48 persons)...................     670,849                 64,273

====================================================================================================================

(1) Assumes an aggregate market value of the RRP Shares based on the closing price of the Common Stock of $10.4375 as indicated on the Nasdaq National Market System on November 5, 1998.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE ADOPTION OF THE 1998 RECOGNITION AND RETENTION PLAN.

                      NOTICE OF BUSINESS TO BE CONDUCTED AT
                                 ANNUAL MEETING

         The Bylaws of the Company provide an advance notice procedure for a stockholder to properly bring business before an annual meeting or to nominate any person for election to the Board of Directors. The stockholder must be a stockholder of record and have given timely notice thereof in writing to the Corporate Secretary of the Company. To be timely, a stockholder's notice must be delivered to or received by the Corporate Secretary not later than the following dates: (i) with respect to an annual meeting of stockholders, 90 days in advance of the anniversary of the previous year's annual meeting if the current year's meeting is to be held within 30 days prior to, on the anniversary date of, or after the anniversary of the previous year's annual meeting; and (ii) with respect to an annual meeting of stockholders held at a time other than within the time periods set forth in the immediately preceding clause (i), or with respect to a special meeting of stockholders for the election of directors, the close of business on the 10th day following the date on which notice of such meeting is first given to stockholders. Notice shall be deemed to first be given to stockholders when disclosure of such date of the meeting of stockholders is first made in a press release reported to the Dow Jones New Services, Associated Press or comparable national news service, or in a document publicly filed by the Company with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act. A stockholder's notice to the Corporate Secretary shall set forth such information as required by the Bylaws of the Company. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy card relating to an annual meeting any stockholder proposal or nomination which does not meet all of the requirements for including established by the SEC in effect at the time such proposal or nomination is received.


                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office at One Hudson City Centre, Hudson, New York 12534 at a reasonable time before the Company makes its proxy solicitation in connection with such meeting.


                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. The Company has retained Regan & Associates to assist in the solicitation of proxies for a fee not to exceed $7,500, plus out-of-pocket expenses, not to exceed $3,750. In addition, directors, officers and regular employees of the Company and/or the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.


November 13, 1998

                                                                       EXHIBIT A
                           HUDSON RIVER BANCORP, INC.

                      1998 STOCK OPTION AND INCENTIVE PLAN

      1. Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, advisory directors, directors emeriti, officers and employees of the Corporation and its Affiliates. It is intended that designated Options granted pursuant to the provi sions of this Plan to persons employed by the Corporation or its Affiliates will qualify as Incentive Stock Options. Options granted to persons who are not employees will be Non-Qualified Stock Options.

      2.  Definitions.  The following definitions are applicable to the Plan:

      "Affiliate" - means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

      "Bank" - means Hudson River Bank & Trust Company and any successor entity.

      "Award" - means the grant of an Incentive Stock Option, a Non-Qualified Stock Option, a Stock Appreciation Right, a Limited Stock Appreciation Right or any combination thereof, as provided in the Plan.

      "Code" - means the Internal Revenue Code of 1986, as amended.

      "Committee" - means the Committee referred to in Section 3 hereof.

      "Continuous Service" - means the absence of any interruption or termination of service as a director, advisory director, director emeritus, officer or employee of the Corporation or an Affiliate, except that when used with respect to any Options or Rights which at the time of exercise are intended to be Incentive Stock Options, continuous service means the absence of any interruption or termination of service as an employee of the Corporation or an Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Corporation or in the case of transfers between payroll locations of the Corporation or between the Corporation, its parent, its subsidiaries or its successor. With respect to any advisory director or director emeritus, continuous service shall mean availability to perform such functions as may be required of such persons.

      "Corporation" - means Hudson River Bancorp, Inc., a Delaware corporation.

      "Employee" - means any person, including an officer or director, who is employed by the Corporation or any Affiliate.

      "ERISA" - means the Employee Retirement Income Security Act of 1974, as amended.

      "Exercise Price" - means (i) in the case of an Option, the price per Share at which the Shares subject to such Option may be purchased upon exercise of such Option and (ii) in the case of a Right, the price per Share (other than the Market Value per Share on the date of exercise and the Offer Price per Share as defined in Section 10 hereof) which, upon grant, the Committee determines shall be utilized in calculating the aggregate value which a Participant shall be entitled to receive pursuant to Sections 9, 10 or 12 hereof upon exercise of such Right.

      "Incentive Stock Option" - means an option to purchase Shares granted by the Committee pursuant to Section 6 hereof which is subject to the limitations and restrictions of Section 8 hereof and is intended to qualify under Section 422(b) of the Code.

      "Limited Stock Appreciation Right" - means a stock appreciation right with respect to Shares granted by the Committee pursuant to Sections 6 and 10 hereof.

      "Market Value" - means the average of the high and low quoted sales price on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of a Share on the

Composite Tape for the New York Stock Exchange-Listed Stocks, or, if on such date the Shares are not quoted on the Composite Tape, on the New York Stock Exchange, or, if the Shares are not listed or admitted to trading on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which the Shares are listed or admitted to trading, or, if the Shares are not listed or admitted to trading on any such exchange, the mean between the closing high bid and low asked quotations with respect to a Share on such date on the NASDAQ System, or any similar system then in use, or, if no such quotations are available, the fair market value on such date of a Share as the Committee shall determine.

      "Non-Employee Director" - means a director who a) is not currently an officer or employee of the Corporation; b) is not a former employee of the Corporation who receives compensation for prior services (other than from a tax-qualified retirement plan); c) has not been an officer of the Corporation; d) does not receive remuneration from the Corporation in any capacity other than as a director; and e) does not possess an interest in any other transactions or is not engaged in a business relationship for which disclosure would be required under Item 404(a) or (b) of Regulation S-K.

      "Non-Qualified Stock Option" - means an option to purchase Shares granted by the Committee pursuant to Section 6 hereof which is not intended to qualify under Section 422(b) of the Code.

      "Option"  - means an  Incentive  Stock  Option  or a  Non-Qualified  Stock
Option.

      "Participant" - means any director, advisory director, director emeritus, officer or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award or who is granted an Award pursuant to Section 19 hereof.

      "Plan"  -  means  the  1998  Stock  Option  and  Incentive   Plan  of  the
Corporation.

      "Related" - means (i) in the case of a Right, a Right which is granted in connection with, and to the extent exercis able, in whole or in part, in lieu of, an Option or another Right and (ii) in the case of an Option, an Option with respect to which and to the extent a Right is exercisable, in whole or in part, in lieu thereof has been granted.

      "Right" - means a Limited Stock Appreciation Right or a Stock Appreciation Right.

      "Shares" - means the shares of common stock of the Corporation.

      "Stock Appreciation Right" - means a stock appreciation right with respect to Shares granted by the Committee pursuant to Sections 6 and 9 hereof.

      "Ten Percent Beneficial Owner" - means the beneficial owner of more than ten percent of any class of the Corporation's equity securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

      3.  Administration.   The  Plan  shall  be  administered  by  a  Committee
consisting of two or more members, each of whom shall be a Non-Employee Director. The members of the Committee shall be appointed by the Board of Directors of the Corporation. Except as limited by the express provisions of the Plan, the Committee shall have sole and complete authority and discretion to (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of instruments evidencing such grants; and (v) establish from time to time regulations for the administration of the Plan, interpretation of the Plan, and determination of all matters deemed necessary or advisable for the administration of the Plan.

      A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

      4. Participation in Committee Awards. The Committee may select from time to time Participants in the Plan from those directors (including advisory directors and directors emeriti), officers and employees of the Corporation or its Affiliates who, in the opinion of the Committee, have the capacity for contributing to the successful performance of the Corporation or its Affiliates.

      5. Shares  Subject to Plan.  Subject to  adjustment  by the  operation  of
Section 11 hereof, the maximum number of Shares with respect to which Awards may be made under the Plan is 10% of the total Shares issued in the Bank's conversion to the capital stock form. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued shares or issued shares heretofore or hereafter reacquired and held as treasury shares. Shares which are subject to Related Rights and Related Options shall be counted only once in determining whether the maximum number of Shares with respect to which Awards may be granted under the Plan has been exceeded. An Award shall not be considered to have been made under the Plan with respect to any Option or Right which terminates and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination has occurred.

      6. General Terms and Conditions of Options and Rights. The Committee shall have full and complete authority and discretion, except as expressly limited by the Plan, to grant Options and/or Rights and to provide the terms and conditions (which need not be identical among Participants) thereof. In particular, the Committee shall prescribe the following terms and conditions: (i) the Exercise Price of any Option or Right, which shall not be less than the Market Value per Share at the date of grant of such Option or Right, (ii) the number of Shares subject to, and the expiration date of, any Option or Right, which expiration date shall not exceed ten years from the date of grant, (iii) the manner, time and rate (cumulative or otherwise) of exercise of such Option or Right, and (iv) the restrictions, if any, to be placed upon such Option or Right or upon Shares which may be issued upon exercise of such Option or Right.

      Any Award made pursuant to this Plan may, in the sole discretion of the Committee, vest in annual installments over a period of years, with the first installment vesting on the one-year anniversary of the date of grant, except in the event of death or disability.

      Furthermore, at the time of any Award, the Participant shall enter into an agreement with the Corporation in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee, in its sole discretion, shall determine (the "Option Agreement").

      7.     Exercise of Options or Rights.

(a) Except as provided herein, an Option or Right granted under the Plan shall be exercisable during the lifetime of the Participant to whom such Option or Right was granted only by such Participant and, except as provided in paragraphs (c) and (d) of this Section 7, no such Option or Right may be exercised unless at the time such Participant exercises such Option or Right, such Participant has maintained Continuous Service since the date of grant of such Option or Right.

(b) To exercise an Option or Right under the Plan, the Participant to whom such Option or Right was granted shall give written notice to the Corporation in form satisfactory to the Committee (and, if partial exercises have been permitted by the Committee, by specifying the number of Shares with respect to which such Participant elects to exercise such Option or Right) together with full payment of the Exercise Price, if any and to the extent required. The date of exercise shall be the date on which such notice is received by the Corporation. Payment, if any is required, shall be made either (i) in cash (including check, bank draft or money order) or, if the Committee in its discretion so determines, (ii) by delivering (A) Shares already owned by the Participant and having a fair market value equal to the applicable exercise price, such fair market value to be determined in such appropriate manner as may be provided by the Committee or as may be required in order to comply with or to conform to requirements of any applicable laws or regulations, or (B) a combination of cash and such Shares.

(c) If a Participant to whom an Option or Right was granted shall cease to maintain Continuous Service for any reason (excluding death, disability and termination of employment by the Corporation or any Affiliate for cause), such Participant may, but only within the period of three months immediately succeeding such cessation of Continuous

      Service and in no event after the expiration date of such Option or Right, exercise such Option or Right to the extent that such Participant was entitled to exercise such Option or Right at the date of such cessation, provided, however, that such right of exercise after cessation of
      Continuous Service shall not be available to a Participant if the Committee otherwise determines and so provides in the applicable instrument or instruments evidencing the grant of such Option or Right. If a Participant to whom an Option or Right was granted shall cease to maintain Continuous Service by reason of death or disability then, unless the Committee shall have otherwise provided in the instrument evidencing the grant of an Option or Right, all Options and Rights granted and not fully exercisable shall become exercisable in full upon the happening of such event and shall remain so exercisable (i) in the event of death for the period described in paragraph (d) of this Section 7 and (ii) in the event of disability for a period of one year following such date. If the Continuous Service of a Participant to whom an Option or Right was granted by the Corporation is terminated for cause, all rights under any Option or Right of such Participant shall expire immediately upon the effective date of such termination.

(d) In the event of the death of a Participant while in the Continuous Service of the Corporation or an Affiliate or within the three-month period referred to in paragraph (c) of this Section 7, the person to whom any Option or Right held by the Participant at the time of his death is transferred by will or the laws of descent and distribution, or in the case of an Award other than an Incentive Stock Option, pursuant to a qualified domestic relations order, as defined in the Code or Title I of ERISA or the rules thereunder may, but only to the extent such Participant was entitled to exercise such Option or Right upon his death as provided in paragraph (c) above, exercise such Option or Right at any time within a period of one year succeeding the date of death of such Participant, but in no event later than ten years from the date of grant of such Option or Right. Following the death of any Participant to whom an Option was granted under the Plan, irrespective of whether any Related Right shall have theretofore been granted to the Participant or whether the person entitled to exercise such Related Right desires to do so, the Committee may, as an alternative means of settlement of such Option, elect to pay to the person to whom such Option is transferred by will or by the laws of descent and distribution, or in the case of an Option other than an Incentive Stock Option, pursuant to a qualified domestic relations order, as defined in the Code or Title I of ERISA or the rules thereunder, the amount by which the Market Value per Share on the date of exercise of such Option shall exceed the Exercise Price of such Option, multiplied by the number of Shares with respect to which such Option is properly exercised. Any such settlement of an Option shall be considered an exercise of such Option for all purposes of the Plan.

      8. Incentive Stock Options. Incentive Stock Options may be granted only to Participants who are Employees. Any provision of the Plan to the contrary notwithstanding, (i) no Incentive Stock Option shall be granted more than ten years from the date the Plan is adopted by the Board of Directors of the Corporation and no Incentive Stock Option shall be exercisable more than ten years from the date such Incentive Stock Option is granted, (ii) the Exercise Price of any Incentive Stock Option shall not be less than the Market Value per Share on the date such Incentive Stock Option is granted, (iii) any Incentive Stock Option shall not be transferable by the Participant to whom such Incentive Stock Option is granted other than by will or the laws of descent and distribution, and shall be exercisable during such Participant's lifetime only by such Participant, (iv) no Incentive Stock Option shall be granted to any individual who, at the time such Incentive Stock Option is granted, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation or any Affiliate unless the Exercise Price of such Incentive Stock Option is at least 110 percent of the Market Value per Share at the date of grant and such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted, and (v) the aggregate Market Value (determined as of the time any Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any calendar year shall not exceed $100,000.

      9. Stock Appreciation Rights. A Stock Appreciation Right shall, upon its exercise, entitle the Participant to whom such Stock Appreciation Right was granted to receive a number of Shares or cash or combination thereof, as the Committee in its discretion shall determine, the aggregate value of which (i.e., the sum of the amount of cash and/or Market Value of such Shares on date of exercise) shall equal (as nearly as possible, it being understood that the Corporation shall not issue any fractional shares) the amount by which the Market Value per Share on the date of such exercise shall exceed the Exercise Price of such Stock Appreciation Right, multiplied by the number of Shares with respect of which such Stock Appreciation Right shall have been exercised. A Stock Appreciation Right may be Related to an Option or may be granted independently of any Option as the Committee shall from time to time in each case determine. At the time of grant of an Option the Committee shall determine whether and to what extent a Related Stock Appreciation Right shall be granted with respect thereto, provided, however, and notwithstanding any other provision of the Plan, that if the Related Option is an Incentive Stock Option, the Related Stock Appreciation Right shall satisfy all the restrictions and limitations of Section 8 hereof as if such Related Stock Appreciation Right were an Incentive Stock Option and as if other rights which are Related to Incentive Stock Options were Incentive Stock Options. In the case of a Related Option, such Related Option shall cease to be exercisable to the extent of the Shares with respect to which the Related Stock Appreciation Right was exercised. Upon the exercise or termination of a Related Option, any Related Stock Appreciation Right shall terminate to the extent of the Shares with respect to which the Related Option was exercised or terminated.

      10. Limited Stock Appreciation Rights. At the time of grant of an Option or Stock Appreciation Right to any Participant, the Committee shall have full and complete authority and discretion to also grant to such Participant a Limited Stock Appreciation Right which is Related to such Option or Stock Appreciation Right, provided, however and notwithstanding any other provision of the Plan, that if the Related Option is an Incentive Stock Option, the Related Limited Stock Appreciation Right shall satisfy all the restrictions and limitations of Section 8 hereof as if such Related Limited Stock Appreciation Right were an Incentive Stock Option and as if all other Rights which are Related to Incentive Stock Options were Incentive Stock Options. Subject to vesting requirements contained in 12 C.F.R. ss. 563b.3(g)(4) or any successor regulation, a Limited Stock Appreciation Right shall be exercisable only during the period beginning on the first day following the date of expiration of any "offer" (as such term is hereinafter defined) and ending on the forty-fifth day following such date.

      A Limited Stock Appreciation Right shall, upon its exercise, entitle the Participant to whom such Limited Stock Appreciation Right was granted to receive an amount of cash equal to the amount by which the "Offer Price per Share" (as such term is hereinafter defined) or the Market Value on the date of such exercise, as shall have been provided by the Committee in its discretion at the time of grant, shall exceed the Exercise Price of such Limited Stock Appreciation Right, multiplied by the number of Shares with respect to which such Limited Stock Appreciation Right shall have been exercised. Upon the exercise of a Limited Stock Appreciation Right, any Related Option and/or Related Stock Appreciation Right shall cease to be exercisable to the extent of the Shares with respect to which such Limited Stock Appreciation Right was exercised. Upon the exercise or termination of a Related Option or Related Stock Appreciation Right, any Related Limited Stock Appreciation Right shall terminate to the extent of the Shares with respect to which such Related Option or Related Stock Appreciation Right was exercised or terminated.

      For the purposes of this Section 10, the term "Offer" shall mean any tender offer or exchange offer for Shares other than one made by the Corporation, provided that the corporation, person or other entity making the offer acquires pursuant to such offer either (i) 25% of the Shares outstanding immediately prior to the commencement of such offer or (ii) a number of Shares which, together with all other Shares acquired in any tender offer or exchange offer (other than one made by the Corporation) which expired within sixty days of the expiration date of the offer in question, equals 25% of the Shares outstanding immediately prior to the commencement of the offer in question. The term "Offer Price per Share" as used in this Section 10 shall mean the highest price per Share paid in any Offer which Offer is in effect any time during the period beginning on the sixtieth day prior to the date on which a Limited Stock Appreciation Right is exercised and ending on the date on which such Limited Stock Appreciation Right is exercised. Any securities or property which are part or all of the consideration paid for Shares in the Offer shall be valued in determining the Offer Price per Share at the higher of (A) the valuation placed on such securities or property by the corporation, person or other entity making such Offer or (B) the valuation placed on such securities or property by the Committee.

      11. Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of Shares as to which Awards may be granted under the Plan and the number, class and exercise price of Shares with respect to which Awards theretofore have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive.

      12.  Effect  of  Merger.  In the  event of any  merger,  consolidation  or combination of the Corporation (other than a merger, consolidation or combination in which the Corporation is the continuing entity and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof) pursuant to a plan or agreement the terms of which are binding upon all stockholders of the Corporation (except to the extent that dissenting stockholders may be entitled, under statutory provisions or provisions contained in the certificate or articles of incorporation, to receive the appraised or fair value of their holdings), any Participant to whom an Option or Right has been granted at least six months prior to such event shall have the right (subject to the provisions of the Plan and any limitation or vesting period applicable to such Option or Right), thereafter and during the term of each such Option or Right, to receive upon exercise of any such Option or Right an amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share over the Exercise Price of such Right or Option, multiplied by the number of Shares with respect to which such Option or Right shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee.

      13. Assignments and Transfers. No Award nor any right or interest of a Participant under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution or in the case of Awards other than Incentive Stock Options pursuant to a qualified domestic relations order, as defined in the Code or Title I of ERISA or the rules thereunder.

      14. Employee Rights Under the Plan. No director, officer or employee shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant and no director, officer, employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation or any Affiliate.

      15. Delivery and Registration of Stock. The Corporation's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other Federal, state or local securities legislation or regulation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such shares to listing on any stock exchange or other system on which Shares may then be listed, and (ii) the completion of such registration or other qualification of such Shares under any state or Federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

      16. Withholding Tax. The Corporation shall have the right to deduct from all amounts paid in cash with respect to the exercise of a Right under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option or Right pursuant to the Plan, the Corporation shall have the right to require the Participant or such other person to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares, and may, in its sole discretion, withhold sufficient Shares to cover the amount of taxes which the Corporation is required to withhold.

      17. Amendment or Termination. The Board of Directors of the Corporation may amend, suspend or terminate the Plan or any portion thereof at any time, but (except as provided in Section 11 hereof) no amendment shall be made without approval of the stockholders of the Corporation which shall (i) increase the aggregate number of Shares with respect to which Awards may be made under the Plan, (ii) materially increase the benefits accruing to Participants, (iii) materially change the requirements as to eligibility for participation in the Plan or (iv) change the class of persons eligible to participate in the Plan; provided, however, that no such amendment, suspension or termination shall impair the rights of any Participant, without his consent, in any Award theretofore made pursuant to the Plan.

      18. Effective Date and Term of Plan. The Plan shall become effective upon its ratification by stockholders of the Corporation. It shall continue in effect for a term of ten years unless sooner terminated under Section 17 hereof.

                                                                       EXHIBIT B
                           HUDSON RIVER BANCORP, INC.

                       1998 RECOGNITION AND RETENTION PLAN

      1. Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, executive officers and employees of the Corporation and its Affiliates.

      2. Definitions. The following definitions are applicable to the Plan:

      "Award" - means the grant of  Restricted  Stock  pursuant  to the terms of
Section 12 of the Plan or by the Committee, as provided in the Plan.

      "Affiliate" - means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

      "Bank" - means Hudson River Bank & Trust Company and its successors.

      "Beneficiary" - means the person or persons designated by a Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Participant's surviving spouse, if any, or if none, his estate.

      "Code" - means the Internal Revenue Code of 1986, as amended.

      "Committee" - means the Committee of the Board of Directors of the Corporation referred to in Section 6 hereof.

      "Continuous Service" - means the absence of any interruption or termination of service as a director, director emeritus, advisory director, executive officer or employee of the Corporation or any Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Corporation or any Affiliate or in the case of transfers between payroll locations of the Corporation or its Affiliates or between the Corporation, its Affiliates or its successor. With respect to any director emeritus or advisory director, continuous service shall mean availability to perform such functions as may be required of such individuals.

      "Conversion" - means the conversion of the Bank from the mutual to the stock form of organization.

      "Corporation" - means Hudson River Bancorp, Inc., a Delaware corporation.

      "Disability" - means any physical or mental impairment which qualifies an employee, director, director emeritus or advisor director for disability benefits under any applicable long-term disability plan maintained by the Bank or an Affiliate, or, if no such plan applies to such individual, which renders such employee or director, in the judgment of the Committee, unable to perform his customary duties and responsibilities.

      "ERISA" - means the Employee Retirement Income Security Act of 1974, as amended.

      "Non-Employee Director" - means a director who a) is not currently an officer or employee of the Corporation; b) is not a former employee of the Corporation who receives compensation for prior services (other than from a tax-qualified retirement plan); c) has not been an officer of the Corporation;
d) does not receive remuneration from the Corporation in any capacity other than as a director; and e) does not possess an interest in any other transactions or is not engaged in a business relationship for which disclosure would be required under Item 404(a) or (b) of Regulation S-K.

      "Participant" - means any director, director emeritus, advisory director, executive officer or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award or a director who is granted an award pursuant to Section 12.

      "Plan" - means the 1998 Recognition and Retention Plan of the Corporation.

      "Restricted Period" - means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under Section 3 hereof with respect to Restricted Stock awarded under the Plan.

      "Restricted Stock" - means Shares which have been contingently awarded to a Participant by the Committee subject to the restrictions referred to in
Section 3 hereof, so long as such restrictions are in effect.

      "Shares" - means the common stock of the Corporation.

      3. Terms and Conditions of Restricted Stock. The Committee shall have full and complete authority, subject to the limitations of the Plan, to grant Awards and, in addition to the terms and conditions contained in paragraphs (a) through
(f) of this Section 3, to provide such other terms and conditions (which need not be identical among Participants) in respect of such Awards, and the vesting thereof, as the Committee shall determine.

(a) At the time of an award of Restricted Stock, the Committee shall establish for each Participant a Restricted Period, during which or at the expiration of which, as the Committee shall determine and provide in the agreement referred to in paragraph (d) of this Section 3, the Shares awarded as Restricted Stock shall vest, and subject to any such other terms and conditions as the Committee shall provide, shares of Restricted Stock may not be sold, assigned, transferred, pledged, voted or otherwise encumbered by the Participant, except as hereinafter provided, during the Restricted Period. Except for such restrictions, and subject to paragraphs
      (c) and (e) of this Section 3 and Section 4 hereof, the Participant as owner of such shares shall have all the rights of a stockholder.

      The Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to an Award, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of such Restricted Period.

(b) Except as provided in Section 5 hereof, if a Participant ceases to maintain Continuous Service for any reason (other than death or disability), unless the Committee shall otherwise determine, all Shares of Restricted Stock theretofore awarded to such Participant and which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph (a) of this Section 3 shall upon such termination of Continuous Service be forfeited and returned to the Corporation. If a Participant ceases to maintain Continuous Service by reason of death or disability, Restricted Stock then still subject to restrictions imposed by paragraph (a) of this Section 3 will be free of those restrictions.

(c) Each certificate in respect of Shares of Restricted Stock awarded under the Plan shall be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Corporation, and shall bear the following (or a similar) legend:

               The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the 1998 Recognition and Retention

           Plan of Hudson River Bancorp, Inc. Copies of such Plan are on file in the offices of the Secretary of Hudson River Bancorp, Inc., 1 Hudson City Center, Hudson, New York 12534.

(d) At the time of any Award, the Participant shall enter into an Agreement with the Corporation in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee, in its sole discretion, shall determine (the "Restricted Stock Agreement").

(e) The payment to the Participant of dividends or other distributions declared or paid on such shares by the Corporation shall be deferred until the lapsing of the restrictions imposed under paragraph (a) of this
      Section 3, and such dividends or other distributions shall be held by the Corporation for the account of the Participant until such time. There shall be credited at the end of each year (or portion thereof) interest on the amount of the deferred dividends or other distributions at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends or other distributions, together with interest accrued thereon, shall be made upon the earlier to occur of the lapsing of the restrictions imposed under paragraph (a) of this Section 3 or upon death or disability of the Participant. Shares of Restricted Stock subject to restriction on the date of any shareholder vote shall be voted by an independent party to be named by the Committee.

(f)   At the  lapsing  of the  restrictions  imposed  by  paragraph  (a) of this
      Section 3, the Corporation shall deliver to the Participant (or where the relevant provision of paragraph (b) of this Section 3 applies in the case of a deceased Participant, to his legal representative, beneficiary or heir) the certificate(s) and stock power deposited with it pursuant to paragraph (c) of this Section 3 and the Shares represented by such certificate(s) shall be free of the restrictions referred to in paragraph
      (a) of this Section 3.

      4. Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan and the number and class of shares with respect to which Awards theretofore have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any shares of stock or other securities received as a result of any of the foregoing by a Participant with respect to Restricted Stock shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Corporation in the manner provided in Section 3 hereof.

      5. Assignments and Transfers. During the Restricted Period, no Award nor any right or interest of a Participant under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred except (i) in the event of the death of a Participant, by will or the laws of descent and distribution, or (ii) pursuant to a qualified domestic relations order as defined in the Code or Title I of ERISA or the rules thereunder.

      6.  Administration.   The  Plan  shall  be  administered  by  a  Committee
consisting of two or more members, each of whom shall be a Non-Employee Director. The members of the Committee shall be appointed by the Board of Directors of the Corporation. Except as limited by the express provisions of the Plan, the Committee shall have sole and complete authority and discretion to (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of instruments evidencing such grants; and (v) establish from time to time regulations for the administration of the Plan, interpretation of the Plan, and determination of all matters deemed necessary or advisable for the administration of the Plan. The Committee may maintain, and update from time to time as appropriate, a list designating selected directors as Non-Employee Directors. The purpose of such list shall be to evidence the status of such individuals as Non-Employee Directors, and the Board of Directors may appoint to the Committee any individual actually qualifying as a Non-Employee Director regardless of whether identified as such on said list.

      A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

      7. Shares  Subject to Plan.  Subject to  adjustment  by the  operation  of
Section 4 hereof, the maximum number of Shares with respect to which Awards may be made under the Plan is 4% of the total Shares issued in the Association's Conversion. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued Shares or issued Shares heretofore or hereafter reacquired and held as treasury Shares. An Award shall not be considered to have been made under the Plan with respect to Restricted Stock which is forfeited and new Awards may be granted under the Plan with respect to the number of Shares as to which such forfeiture has occurred.

      The Corporation's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other Federal, state or local securities legislation or regulation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such shares to listing on any stock exchange on which Shares may then be listed, and (ii) the completion of such registration or other qualification of such Shares under any state or Federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

      8. Employee Rights Under the Plan. No director, director emeritus, advisory director, officer or employee shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant and no director, officer, employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any officer or employee any right to be retained in the employ of the Corporation, the Bank or any Affiliate.

      9. Withholding Tax. Upon the termination of the Restricted Period with respect to any shares of Restricted Stock (or at such earlier time, if any, that an election is made by the Participant under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Corporation may, in its sole discretion, withhold from any payment or distribution made under this Plan sufficient Shares or withhold sufficient cash to cover any applicable withholding and employment taxes. The Corporation shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Corporation is required to withhold with respect to such dividend payments. No discretion or choice shall be conferred upon any Participant with respect to the form, timing or method of any such tax withholding.

      10. Amendment or Termination. The Board of Directors of the Corporation may amend, suspend or terminate the Plan or any portion thereof at any time, but (except as provided in Section 4 hereof) no amendment shall be made without approval of the stockholders of the Corporation which shall (i) increase the aggregate number of Shares with respect to which Awards may be made under the Plan, (ii) materially increase the benefits accruing to Participants, (iii) materially change the requirements as to eligibility for participation in the Plan or (iv) change the class of persons eligible to participate in the Plan; provided, however, that no such amendment, suspension or termination shall impair the rights of any Participant, without his consent, in any Award theretofore made pursuant to the Plan.

      11. Term of Plan. The Plan shall become effective upon its ratification by the stockholders of the Corporation. It shall continue in effect for a term of ten years unless sooner terminated under Section 11 hereof.

                                 REVOCABLE PROXY
                           HUDSON RIVER BANCORP, INC.

[ X ] PLEASE MARK VOTES AS IN THIS EXAMPLE

                         SPECIAL MEETING OF STOCKHOLDERS
                                 JANUARY 5, 1999

  The undersigned hereby appoints the Board of Directors of Hudson River Bancorp, Inc. (the "Company"), and its survivor, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Special Meeting of Stockholders (the "Meeting"), to be held January 5, 1999 at the St. Charles Hotel & Restaurant located at 16 Park Place, Hudson, New York, at 3:00 P.M. Eastern Time, and at any and all adjournments thereof, as follows:

1. The ratification of the adoption of the Company's 1998 Stock Option and Incentive Plan.

   [   ] For      [   ] Against       [   ] Abstain


2. The ratification of the adoption of the Company's 1998 Recognition and Retention Plan.

   [   ] For      [   ] Against       [   ] Abstain

In their discretion, the proxies are authorized to vote on any business that may properly come before the Meeting or any adjournment thereof.

The Board of Directors recommends a vote "FOR" the listed proposals.

  THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGEMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

                        THIS PROXY IS SOLICITED ON BEHALF
                           OF THE BOARD OF DIRECTORS.

  The stockholder may revoke this proxy by (i) filing with the Corporate Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Corporate Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy).

          Please be sure to sign and date this Proxy in the box below.


--------------------------------------------------------------------------------
                                      Date

--------------------------------------------------------------------------------
                             Stockholder sign above

--------------------------------------------------------------------------------
                         Co-holder (if any) sign above

   Detach above card, sign, date and mail in postage paid envelope provided.

                           HUDSON RIVER BANCORP, INC.

  The above signed acknowledges receipt from the Company prior to the execution of this Proxy, of Notice of the Meeting and of a Proxy Statement dated on or about November 13, 1998.

  Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee, guardian or, corporate officer please give full title. If shares are held jointly, each holder should sign.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY